Variable Interest Entities	12 Months Ended
Dec. 31, 2016
Variable Interest Entity Disclosures [Abstract]
Variable Interest Entities [Text Block]
Note 4 – Variable Interest Entities
On January 1, 2016, we adopted ASU 2015-02 “Amendments to the Consolidation Analysis," which eliminated certain presumptions related to a general partner interest in a master limited partnership. As a result of adopting this new accounting standard, our consolidated master limited partnership is now a VIE. We are the primary beneficiary of WPZ because we have the power to direct the activities that most significantly impact WPZ’s economic performance.
The following table presents amounts included in our Consolidated Balance Sheet that are for the use or obligation of WPZ and/or its subsidiaries, and which comprise a significant portion of our consolidated assets and liabilities:

	December 31,
	2016	2015	Classification
	(Millions)
Assets (liabilities):
Cash and cash equivalents	$145	$73	Cash and cash equivalents
Trade accounts and other receivables – net	925	1,026	Trade accounts and other receivables
Inventories	138	127	Inventories
Other current assets	205	190	Other current assets and deferred charges
Investments	6,701	7,336	Investments
Property, plant, and equipment – net	28,021	28,593	Property, plant, and equipment – net
Intangible assets – net	9,662	10,016	Intangible assets – net of accumulated amortization
Regulatory assets, deferred charges, and other noncurrent assets	467	479	Regulatory assets, deferred charges, and other
Accounts payable	(589)	(625)	Accounts payable
Accrued liabilities including current asset retirement obligations	(1,122)	(757)	Accrued liabilities
Commercial paper	(93)	(499)	Commercial paper
Long-term debt due within one year	(785)	(176)	Long-term debt due within one year
Long-term debt	(17,685)	(19,001)	Long-term debt
Deferred income tax liabilities	(20)	(119)	Deferred income tax liabilities
Noncurrent asset retirement obligations	(798)	(857)	Regulatory liabilities, deferred income, and other
Regulatory liabilities, deferred income, and other noncurrent liabilities	(1,860)	(1,066)	Regulatory liabilities, deferred income, and other

The assets and liabilities presented in the table above also include the consolidated interests of the following individual VIEs within WPZ:
Gulfstar One
WPZ owns a 51 percent interest in Gulfstar One LLC (Gulfstar One), a subsidiary that, due to certain risk-sharing provisions in its customer contracts, is a VIE. Gulfstar One includes a proprietary floating-production system, Gulfstar FPS, and associated pipelines which provide production handling and gathering services for the Tubular Bells oil and gas discovery in the eastern deepwater Gulf of Mexico. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Gulfstar One’s economic performance.
Constitution
WPZ owns a 41 percent interest in Constitution, a subsidiary that, due to shipper fixed-payment commitments under its long-term firm transportation contracts, is a VIE. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Constitution’s economic performance. WPZ, as construction manager for Constitution, is responsible for constructing the proposed pipeline connecting its gathering system in Susquehanna County, Pennsylvania, to the Iroquois Gas Transmission and the Tennessee Gas Pipeline systems. The total remaining cost of the project is estimated to be approximately $687 million, which is expected to be funded with capital contributions from WPZ and the other equity partners on a proportional basis.
In December 2014, we received approval from the FERC to construct and operate the Constitution pipeline. However, in April 2016, the New York State Department of Environmental Conservation (NYSDEC) denied a necessary water quality certification for the New York portion of the Constitution pipeline. We remain steadfastly committed to the project, and in May 2016, Constitution appealed the NYSDEC's denial of the certification and filed an action in federal court seeking a declaration that the State of New York's authority to exercise permitting jurisdiction over certain other environmental matters is preempted by federal law. The oral argument before the Second Circuit Court of Appeals regarding the NYSDEC’s denial of Constitution’s application for water quality certification under Section 401 of the Clean Water Act was held on November 16, 2016. We anticipate a decision from the Second Circuit Court of Appeals as early as second quarter 2017. In light of the NYSDEC's denial of the water quality certification and the actions taken to challenge the decision, the project in-service date is targeted as early as the second half of 2018, which assumes that the legal challenge process is satisfactorily and promptly concluded. An unfavorable resolution could result in the impairment of a significant portion of the capitalized project costs, which total $381 million on a consolidated basis at December 31, 2016, and are included within Property, plant, and equipment – net in the Consolidated Balance Sheet. Beginning in April 2016, we discontinued capitalization of development costs related to this project. It is also possible that we could incur certain supplier-related costs in the event of a prolonged delay or termination of the project.
Cardinal
WPZ owns a 66 percent interest in Cardinal Gas Services, L.L.C. (Cardinal), a subsidiary that provides gathering services for the Utica Shale region and is a VIE due to certain risks shared with customers. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Cardinal’s economic performance. Future expansion activity is expected to be funded with capital contributions from WPZ and the other equity partner on a proportional basis.
Jackalope
WPZ owns a 50 percent interest in Jackalope Gas Gathering Services, L.L.C. (Jackalope), a subsidiary that provides gathering and processing services for the Powder River basin and is a VIE due to certain risks shared with customers. WPZ is the primary beneficiary because it has the power to direct the activities that most significantly impact Jackalope’s economic performance. Future expansion activity is expected to be funded with capital contributions from WPZ and the other equity partner on a proportional basis.